PROSPECTUS SUPPLEMENT DATED DECEMBER 15, 1998
            SPECIAL FEATURES OF THE DAIMLERCHRYSLER CORPORATION PLAN

As described more fully in the accompanying May 1, 1998 prospectus ("Prospectus") for Prudential's Group Variable Universal Life ("GVUL") Contract, the particular features of each group contract issued by Prudential may vary. This is a supplement to the Prospectus that describes the unique features of the GVUL Contract that Prudential ("we" or "us") has issued to DaimlerChrysler Corporation ("DaimlerChrysler Corporation Contract"). Many of the defined terms that are used in this supplement are defined in the Prospectus. Retain this supplement with your GVUL Prospectus and, if you elect coverage, your GVUL certificate.

ELIGIBILITY AND ENROLLMENT

WHO IS ELIGIBLE FOR COVERAGE?

All salaried employees of DaimlerChrysler Corporation and certain subsidiaries working full-time on a regular basis or part-time employees officially classified by DaimlerChrysler as "reduced hour" or "job share" employees.

All spouses of eligible active employees of DaimlerChrysler Corporation and certain subsidiaries may enroll provided they are younger than 65 years old, Spouses who are employees of DaimlerChrysler Corporation may not be covered both as an employee and a spouse and must not be confined for medical care or treatment at home or elsewhere. If, after the death of a spouse, we become aware that a spouse enrolled as both an employee and a spouse, we will pay the benefit as an employee and return the premiums paid as a spouse. We will retain any investment gain or loss. Refer to page 28 of the Prospectus for further information on how the spouse is an eligible applicant owner.

Children are eligible for Dependent Term Life coverage from 14 days old up to age 19, or up to 25 years if unmarried, full-time students. The employee or the spouse must be participating, and dependent children must not be confined for medical care or treatment at home or elsewhere. Your children include your legally adopted children and each of your stepchildren and foster children who reside with you and depend wholly upon you for support and maintenance.

Unmarried children who reach the 19 or 25 year age limit, who are physically or mentally incapable of self-support, may remain covered under the DaimlerChrysler Corporation Contract, provided they otherwise meet the conditions for being eligible dependent children. Proof of incapacity must be furnished within 31 days after the coverage would otherwise end.

Eligible children cannot be covered as both employees of DaimlerChrysler Corporation and as dependents. Additionally, if both parents are employees, children cannot be covered by more than one parent.

IS THERE A LIMITED ENROLLMENT PERIOD?

No. you may enroll at any time during the year. However, to enroll without providing evidence of insurability, you must apply within 31 days after the date you become eligible. For the 1999 annual enrollment, current active plan participants can increase coverage by up to one times annual base salary to a total maximum of $1,500,000 without providing evidence of insurability provided they have not been previously denied Group Universal Life Insurance (GULI). Additionally, active non-participants can elect to enroll, without providing evidence of insurability, for up to one times annual base salary to a total maximum of $1,500,000.

COVERAGE INFORMATION

HOW MUCH COVERAGE MAY AN ELIGIBLE EMPLOYEE OBTAIN?

If you are an eligible employee, you can choose from one of eight plans, ranging from a minimum of $10,000 to an equivalent of five times annual base salary, with a maximum of $3,000,000. For chosen plans that are multiples of salary, the amount of insurance will be rounded to the next higher multiple of $1,000 if it is not already an even multiple of $1,000.

HOW MUCH COVERAGE MAY AN ELIGIBLE DEPENDENT OBTAIN?

Eligible spouses can elect one of four plans, $100,000, $75,000, $50,000, or $25,000, subject to a maximum of three times the employee's annual base salary.

In addition, you may purchase term insurance of $1,000, $5,000, $10,000, $15,000 or $20,000 per dependent child.

WHEN IS EVIDENCE OF INSURABILITY REQUIRED?

FOR EXISTING CURRENT EMPLOYEES: During the annual enrollment, if you enroll for more than one times annual base salary for an amount over $l,500,000, or if you wish to enroll for any coverage after the annual enrollment period ends, you must furnish evidence of insurability.

FOR NEW HIRES: If you choose to enroll for an amount over $1,500,000 or wish to enroll for any coverage amount after your 31-day initial enrollment period has expired, you will have to furnish evidence of insurability.

FOR DEPENDENTS: Evidence of insurability is not required for new spouse enrollments within 31 days of eligibility (date of marriage), or for new child enrollments within 45 days of eligibility (date of birth, adoption, court decree, etc.). Evidence of insurability will be required for spouses/children who: (1) initially decline and later enroll or, (2) elect to increase coverage.

ARE INCREASES IN COVERAGE AVAILABLE?

You may increase the Face Amount of your GVUL coverage under the DaimlerChrysler Corporation Contract at any time, but those amounts will be subject to evidence of insurability. Evidence of insurability is not required if you increase your GVUL coverage up to a total maximum of $1,500,000 during the annual enrollment period.

WILL MY COVERAGE AMOUNT EVER DECREASE?

At age 70, your Face Amount of insurance will be reduced to 60% of your Face Amount before age 70. At ages 75 and 80, your Face Amount of insurance will be further reduced to 40% and 25% respectively of your Face Amount before age 70, but will not be less than $10,000, If the amount of reduced insurance is not a multiple of $1,000, it will be adjusted to the next higher multiple of $1,000. For full details, please see page 33 of the Prospectus. For information on possible tax implications, see page 41 of the Prospectus, however, you should consult your own financial or tax advisor on such issues.

WILL MY INSURANCE COVERAGE LAPSE IF MY
SELECTED INVESTMENT OPTIONS PERFORM POORLY?

We will keep the insurance in force as long as the balance in the Certificate Fund is sufficient to pay the monthly charges under the Certificate. If the balance in the Certificate Fund is not sufficient to pay any month's charges, and you fail to make premium payments sufficient to bring the balance above this minimum amount during the grace period, your insurance may lapse.

IS THERE AN ACCELERATED DEATH BENEFIT PROVISION?

Yes, the DaimlerChrysler Corporation Contract includes an accelerated death benefit provision called the Living Benefit Option, if you are diagnosed with a terminal illness and a life expectancy of 6 months or less. An employee can elect to accelerate up to 50% of the Death Benefit, subject to a maximum of $260,000, and a spouse can elect to accelerate up to 50% of the Death Benefit, subject to a maximum of $50,000.

AM I ENTITLED TO ADDITIONAL BENEFITS?

Yes, you are eligible for the Accelerated Death Benefit and Dependent Life Benefits described earlier in this Prospectus Supplement.

ARE THERE ANY EXCLUSIONS, LIMITATIONS OR COVERAGE AMOUNT REDUCTIONS AN MY PLAN?

At age 70, your Face Amount of insurance will be reduced to 60% of your Face Amount before age 70. At ages 75 and 80, your Face Amount of insurance will be further reduced to 40% and 25% respectively of your Face Amount before age 70 but will not be less than $10,000. If the amount of reduced insurance is not a multiple of $1,000, it will be adjusted to the next higher multiple of $1,000. For full details, please see page 33 of the Prospectus. For information on possible tax implications, see page 41 of the Prospectus, however, you should consult your own financial or tax advisor on such issues.

Additionally, if you commit suicide within the first two years of the effective date of your coverage, the Death Benefit will be limited to a refund of premium, plus any cash value (less any loans and loan interest). Similarly, if you commit suicide within two years of the effective date of a subsequent increase in coverage, the Death Benefit for that increase will be limited to a refund of premium.

DEATH BENEFIT

HOW IS THE GVUL DEATH BENEFIT CALCULATED?

The GVUL death benefit under the DaimlerChrysler Corporation Contract is your Face Amount of coverage plus the value of your invested Certificate Fund (minus any loan, loan interest and outstanding charges, if applicable) as of the date of your death. More detail can be found in the "Death Benefits" section of the Prospectus. The Death Benefit will in some cases exceed this amount in order to satisfy the "cash value accumulation test" of the Internal Revenue Code, Consult the Prospectus, page 31, for further details.

HOW IS THE DEATH BENEFIT PAID?

Under the DaimlerChrysler Corporation Contract, the benefit is paid in a lump sum or by deposit in the Alliance Account (described on pages 31 and 32 of the Prospectus), an interest bearing account upon which the beneficiary can write drafts. The Alliance Account gives you access to additional settlement options from which you may choose.

LOANS AND WITHDRAWALS

WHAT ARE THE TERMS OF A POLICY LOAN?

AMOUNT AVAILABLE FOR BORROWING: You may borrow from a minimum of $200 to a maximum of 90% of the value of your Certificate Fund (investment options) less any existing loans, accrued interest, outstanding charges, and the next month's charges. If you take a loan, you may borrow money from the Certificate Fund either in proportion to the fund balances at the time the loan is taken or you may take a loan from specific investment options at amounts you request.

INTEREST RATE: The net cost of the loan is equal to an annual rate of 2%. For further details, including loan repayment, consult page 37 of the Prospectus.

WHAT ARE THE TERMS OF PARTIAL CASH WITHDRAWALS AND FULL CASH SURRENDERS?

PARTIAL CASH WITHDRAWALS: You may make a partial withdrawal from a minimum of $200 up to a maximum amount that would reduce the Certificate Fund (less any existing loans, accrued interest, and outstanding charges) to an amount equal to the next month's charges. Any partial withdrawal greater than that amount will not be permitted because it would cause the Certificate to default. If you make a partial withdrawal, you may withdraw the money from the Certificate Fund either in proportion to the fund balances at the time the withdrawal is made or you may make a withdrawal from specific investment options at amounts you request.

FULL CASH SURRENDERS: You may also surrender your Certificate for its full Cash Surrender Value at any time. If you choose to do so, your GVUL coverage under the DaimlerChrysler Corporation Contract ends.

PREMIUMS

HOW ARE PREMIUMS PAID?

DaimlerChrysler Corporation will remit regular premiums to Prudential via payroll deductions on a monthly basis for active eligible employees and covered dependents. Retirees, employees on an approved leave of absence, and employees who elect portability will be billed directly and are responsible for remitting their premiums to Prudential.

HOW MUCH MONEY CAN I CONTRIBUTE TO MY INVESTMENT OPTIONS?

You can select any dollar amount you wish to contribute, however, the minimum investment option contribution is $10, subject to annual and lifetime limitations set by the Internal Revenue Service. For further details and tax implications, see page 41 of the Prospectus.

MAY I MAKE ADDITIONAL PREMIUM PAYMENTS?

In addition to regularly scheduled premium payments, you may make lump sum premium payments at any time. The minimum lump sum premium payment is $100, subject to annual and lifetime limitations set by the Internal Revenue Service. For further details and tax implications, see page 41 of the Prospectus.

INVESTMENT OPTIONS

WHAT INVESTMENT OPTIONS ARE AVAILABLE?

The DaimlerChrysler Corporation Contract has the following investment options:

Prudential Series Fund Money Market Portfolio
Prudential Series Fund Diversified Bond Portfolio
Investors Fund Kemper Series High Yield Portfolio
Prudential Series Fund Flexible Managed Portfolio
Prudential Series Fund Equity Income Portfolio
Prudential Series Fund Stock Index Portfolio
Prudential Series Fund Equity Portfolio
Prudential Series Fund Jennison Portfolio
MFS Research Series
T. Rowe Price Mid-Cap Growth Portfolio
Alliance Capital Premier Growth Fund Portfolio
Dreyfus Disciplined Stock Portfolio
MFS Emerging Growth Series
T. Rowe Price New America Growth Portfolio
Prudential Series Fund Global Portfolio
Templeton International Fund Class 2

The investment objectives of these portfolios are described in the accompanying Prospectus, which also describes their fees and expenses. Please refer to your Enrollment Kit for further information on the funds' past performance. You may also allocate funds to a Fixed Account, which earns interest at a rate determined annually but guaranteed not to be less than 4%.

CHANGES IN COVERAGE STATUS

WHAT HAPPENS IF I BECOME DISABLED?

There is no disability benefit under the DaimlerChrysler Corporation Contract. However, you may continue your GVUL Coverage while on approved Disability Leave of Absence. In these situations, we will bill you for premium payments plus a direct bill charge of $3 per bill.

CAN I CONTINUE COVERAGE WHEN I RETIRE?

You may continue your GVUL coverage if you retire. Your rates for coverage will follow the rate schedule for DaimlerChrysler Corporation active employees. We will bill you for premium payments plus a direct bill charge of $3 per bill.

CAN I CONTINUE COVERAGE IF I LEAVE THE
COMPANY FOR REASONS OTHER THAN RETIREMENT?

You may continue coverage if you leave DaimlerChrysler Corporation for any reason. This is referred to as portability, Your rates for coverage will be higher than your active rates. We will bill you for premium payments plus a direct bill charge of $3 per bill. Spousal GVUL coverage is portable on the same terms as the employee if the employee leaves the eligible group.

WHEN DOES COVERAGE END?

At age 100, your GVUL coverage ends and you will have the options described in the section of the Prospectus entitled "ISSUANCE OF A CERTIFICATE", page 28.

WHAT HAPPENS IF THE GROUP CONTRACT IS TERMINATED?

Either DaimlerChrysler Corporation or Prudential may terminate the Group Contract, although we will only do so under certain limited conditions described in the Prospectus on page 39. If the Contract is terminated, DaimlerChrysler Corporation may replace it with another life insurance contract that, like the GVUL contract, permits you to accumulate cash value. In that case, you will have the option of (i) transferring the value of your investment options less any loans, accrued interest, and outstanding charges to the new contract: or (ii) receiving that same amount in a lump sum payment.

If DaimlerChrysler Corporation does not replace the contract with a life insurance contract that permits you to accumulate cash value, then you will have the option of converting to a cash value individual life insurance policy, electing a paid-up life insurance policy in which no future premiums would be paid, or receiving a lump sum payment as previously described. For additional details, see the Prospectus, page 39.

CHARGES AND EXPENSES

WHAT ARE THE CHARGES?

The current charges under the DaimlerChrysler Corporation Contract are as follows:

(1) FRONT-END CHARGES. A charge of 1.92% is deducted from each premium payment. This charge is to compensate Prudential for incurring state and local premium taxes (currently 1.57%) and for the impact of the federal deferred acquisition cost tax (currently 0.35%).

(2) DAILY CHARGE AGAINST SUBACCOUNT ASSETS. A daily charge is deducted from the assets of the subaccounts to compensate Prudential for assuming mortality and expense risks. The subaccounts are separate from Prudential's general account, holding all of the investments in the portfolios of outside fund managers. For the DaimlerChrysler Corporation Contract, the current daily charge for mortality and expense risks is equivalent to an effective annual rate of 0.45%. The total mortality and expense risk charge is guaranteed not to exceed 0.90% annually, In addition, each of the underlying mutual funds deducts investment management fees and expenses, as described in the Prospectus for the particular fund.

(3) MONTHLY CHARGES. There is a monthly charge for the cost of insurance deducted from the value of your investment options and a monthly administrative expense of $1 to pay for administrative services. The calculation of this charge is described on page 34 of the Prospectus.

(4) IF APPLICABLE: OTHER CHARGES. There are currently no charges for loans, partial withdrawals or additional statements.

     Each Certificate Year, the first 12 transfers among investment options may be made without a transaction charge. After the 12th transfer in each Certificate Year, you will be charged a transaction fee of $20 per transfer. In addition, while you will receive a statement detailing activity under your Certificate on a quarterly basis, such reports can be requested at any time.

(5) HYPOTHETICAL ILLUSTRATIONS OF DEATH BENEFITS AND CASH SURRENDER VALUES. The Prospectus contains two hypothetical illustrations of how the GVUL contract works. See HYPOTHETICAL ILLUSTRATIONS OF DEATH BENEFITS AND CASH SURRENDER VALUES, beginning on page 4. Because those illustrations are based on generic GVUL charges and investment portfolios, (instead of the charges negotiated for, and the funds selected by the DaimlerChrysler Corporation Contract), the following two illustrations have been prepared to illustrate how the DaimlerChrysler Corporation Contract works. The assumptions used in the following illustrations are as stated on pages Tl and T2 of the Prospectus, except that the first illustration uses the DaimlerChrysler Corporation Contract's current charges, the second uses the DaimlerChrysler Corporation Contract's maximum charges, and both assume that the Certificate Fund has been invested in equal amounts in each of the 16 variable funds available with the DaimlerChrysler Corporation Contract and that a premium of $100 is paid at issuance and monthly thereafter.

     Upon request, we will provide you with comparable hypothetical illustrations for a Certificate based on the funds you are interested in and the premium payments you plan to make.





                                                            ILLUSTRATIONS

                                        GROUP VARIABLE UNIVERSAL LIFE INSURANCE CERTIFICATE
                                                   SPECIFIED FACE AMOUNT: $100,000
                                                            ISSUE AGE 40
                                       ASSUME PAYMENT OF $100 MONTHLY PREMIUMS FOR ALL YEARS
                           USING CURRENT EXPENSE CHARGES AND CURRENT NON-SMOKER COST OF INSURANCE CHARGES

                                             Death Benefit (1)                               Cash Surrender Value (1)
                                  --------------------------------------          ----------------------------------------------
                                   Assuming Hypothetical Gross (and Net)              Assuming Hypothetical Gross (and Not)
                                         Annual Investment Return of                        Annual Investment Return of
  End of         Premiums         --------------------------------------          ----------------------------------------------
Certificate    Accumulated          0% Gross      4.5% Gross    9% Gross            0% Gross         4.5% Gross       9% Gross
   Year       at 4% per year      (-1.17%) Net   (3.33% Net)   (7.83% Net)        (-1.17%) Net       (3.33% Net)     (7.83% Net)
-----------   -------------       ------------   -----------   -----------        ------------       -----------     ----------
    1          $  1,226             $101,064      $101,090      $101,116            $ 1,064           $ 1,090         $  1,116
    2             2,501              102,116       102,217       102,319              2,116             2,217            2,319
    3             3,827              103,155       103,381       103,617              3,155             3,381            3,617
    4             5,206              104,183       104,584       105,016              4,183             4,584            5,016
    5             6,640              105,198       105,827       106,525              5,198             5,827            6,525
    6             8,131              106,143       107,051       108,090              6,143             7,051            8,090
    7             9,682              107,077       108,316       109,778              7,077             8,316            9,778
    a            11,295              108,000       109,623       111,598              8,000             9,623           11,598
    9            12,973              108,912       110,974       113,561              8,912            10,974           13,561
   10            14,718              109,814       112,370       115,678              9,814            12,370           15,678
   15            24,546              113,366       119,182       128,017             13,366            19,182           28,017
   20            36,503              115,629       125,989       144,644             15,629            25,989           44,644
   25            51,051              116,850       132,983       167,734             16,850            32,983           67,734
   30            66,751              114,287       137,060       196,735             14,287            37,060           96,735
   35            90,286               73,299       103,463       200,806             13,299            43,463          140,806
   40           116,486               52,459        91,108       257,078             12,459            51,108          203,202(2)

----------------

(1)  Assumes no loan or partial withdrawal has been made.

(2)  As illustrated, the certificate's Death Benefit has been increased in order to satisfy the Definition of Life Insurance.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE
DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN
AND WILL DEPEND ON A NUMBER OF FACTORS INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING INTEREST RATES, FEDERAL AND
STATE INCOME TAXES, AND RATES OF INFLATION. THE DEATH BENEFIT AND CASH SURRENDER VALUE FOR A CERTIFICATE WOULD BE DIFFERENT FROM
THOSE SHOWN IF THE ACTUAL RATE OF RETURN AVERAGED 0%, 4.5%, AND 9% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE
AVERAGES FOR INDIVIDUAL CERTIFICATE YEARS. NO REPRESENTATIONS CAN BE MADE BY PRUDENTIAL OR THE FUNDS THAT THESE HYPOTHETICAL RATES
OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR OVER ANY PERIOD OF TIME.


                                                            ILLUSTRATIONS

                                        GROUP VARIABLE UNIVERSAL LIFE INSURANCE CERTIFICATE
                                                   SPECIFIED FACE AMOUNT: $100,000
                                                            ISSUE AGE 40
                                        ASSUME PAYMENT OF $100 MONTHLY PREMIUMS FOR ALL YEARS
                                                 USING MINIMUM CONTRACTUAL CHARGES

                                            Death Benefit (1)                                 Cash Surrender Value (1)
                               ------------------------------------------         --------------------------------------------------
                                  Assuming Hypothetical Gross (and Net)                  Assuming Hypothetical Gross (and Net
                                      Annual Investment Return of                            Annual Investment Return of
  End of       Premiums        -------------------------------------------         ------------------------------------------------
Certificate   Accumulated        0% Gross       4.5% Gross      9% Gross             0% Gross        4.5% Gross           9% Gross
   Year      at 4% per year    (-1.62%) Net     (2.88% Net)    (7.38% Net)         (-1.62%) Net      (2.88% Net)         (7.38% Net)
-----------  --------------    ------------     -----------    -----------         ------------      -----------         -----------
     1        $  1,226           $100,721        $100,739       $100,756               $  706           $  724            $   741
     2           2,501            101,404         101,472        101,540                1,384            1,452              1,520
     3           3,827            102,046         102,195        102,351                2,026            2,175              2,331
     4           5,206            102,647         102,908        103,190                2,627            2,888              3,170
     5           6,640            103,205         103,607        104,055                3,185            3,587              4,035
     6           8,131            103,717         104,289        104,946                3,697            4,269              4,926
     7           9,682            104,182         104,951        105,862                4,162            4,931              5,842
     8          11,295            104,600         105,591        106,804                4,580            5,571              6,784
     9          12,973            104,967         106,204        107,769                4,947            6,184              7,749
    10          14,718            105,280         106,786        108,756                5,260            6,766              8,736
    15          24,546                  0(2)      108,924        113,773                    0(2)         8,904             13,753
    20          36,503                  0         108,675        118,140                    0            8,855             18,120
    25          51,051                  0         104,962        120,095                    0            4,942             20,075
    30          68,761                  0               0(2)     115,933                    0                0(2)          15,913
    35          90,286                  0               0         70,970                    0                0             10,950
    40         116,486                  0               0         42,737                    0                0              2,717

----------------
(1)  Assumes no loan or partial withdrawal has been made.

(2)  Based on the interest rate and charges illustrated, the premiums paid are insufficient to keep the certificate in force. The certificate would lapse under this scenario.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE
DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN
AND WILL DEPEND ON A NUMBER OF FACTORS INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING INTEREST RATES, FEDERAL AND
STATE INCOME TAXES, AND RATES OF INFLATION. THE DEATH BENEFIT AND CASH SURRENDER VALUE FOR A CERTIFICATE WOULD BE DIFFERENT FROM
THOSE SHOWN IF THE ACTUAL RATE OF RETURN AVERAGED 0%, 4.5%, AND 9% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE
AVERAGES FOR INDIVIDUAL CERTIFICATE YEARS. NO REPRESENTATIONS CAN BE MADE BY PRUDENTIAL OR THE FUNDS THAT THESE HYPOTHETICAL RATES
OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR OVER ANY PERIOD OF TIME.

WHEN ARE CHARGES DEDUCTED?

We calculate and deduct the charges monthly from your Certificate Fund, depending upon whether you generally pay premiums by automatic payroll deduction or directly to Prudential. We deduct these charges pro-rata from each Subaccount and the Fixed Account.

if you pay premiums by automatic payroll deduction, we generally will deduct the monthly Certificate Fund charges once per month, on the Monthly Deduction Day. The Monthly Deduction Day will coincide with the day that we credit automatic payroll deduction premium payments we receive from DaimlerChrysler Corporation. DaimlerChrysler Corporation has informed us that it intends to forward automatic payroll deduction premium payments by the beginning of each month. We accordingly anticipate that the Monthly Deduction Day will fall around the beginning of each month, with the exact dates dependent upon when DaimlerChrysler Corporation forwards the payment. If DaimlerChrysler Corporation has not transferred the automatic payroll deduction premium payments by the 45th day following the first day of a particular month, however, we will deduct the month's Certificate Fund charges on the next Business Day following that 45th day. If you do not generally pay premiums by automatic payroll deduction (including, for example, persons who are no longer Eligible Group Members or spouses of Eligible Group Members), we will deduct the full monthly Certificate Fund charges on the first Business Day of each Month.

WHEN MAY CHARGES CHANGE?

The Prospectus lists the maximum charges that we may charge under the contract on pages 34-35. Under no circumstances will we exceed these charges. Within these maximums, we may vary the amount or level of charges. In general, we will not change these amounts more often than once a year, in which case you will receive information in the new Prospectus, In some cases, we may make changes more frequently, in which case you will be notified.

WHAT ARE THE OTHER PRIMARY FEATURES OF THE PLAN?

The accompanying Prospectus contains considerable information about standard features of GVUL applicable to the DaimlerChrysler Corporation Contract, including the free-look period, transfers, dollar cost averaging, loans, premium allocations, the right to exchange for paid-up insurance, lapses, reinstatements, contestability, and tax treatment of the benefits. Please refer to the Prospectus for information on these and other features of the DaimlerChrysler Corporation Contract. In addition, your Enrollment Kit explains key features of your plan.

WHOM DO I CONTACT TO EFFECT A TRANSACTION?

You may contact the Prudential Customer Service Center at 1-800-354-6903 to obtain the proper forms.

WHAT ARE MY CANCELLATION RIGHTS?

A Certificate may be returned for a refund within 10 days after the date you receive it. This is referred to as the freelook period on page 29 of the Prospectus. Please read this section carefully for full details. During the free-look period, your premium is deposited in the Fixed Account.

WHOM DO I CONTACT TO ANSWER MY OTHER QUESTIONS?

You may contact Prudential's Customer Service Center at 1-800-354-6903.


GL.98.1056 Ed. 12-98
                                        8